UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Japan Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Japanese stocks performed very well in the first half of our fiscal year. A weak yen, falling energy prices, improved corporate governance, and capital returns all boosted markets, although the decline in the yen relative to the dollar considerably reduced returns for U.S. investors. While our fund earned a good return in this environment, our focus on faster-growing and domestically focused firms caused us to lag our benchmarks. We are optimistic that further gains await investors within our focus opportunity set of durable, higher-growth companies.

The Japan Fund returned 6.76% in the first half of its fiscal year ended April 30, 2015. After outperforming its benchmarks last year, the fund trailed over the six months, particularly versus the large-cap TOPIX Index. The fund’s underperformance was due to stock selection and its emphasis on smaller and faster-growing stocks at the expense of larger, value-oriented and secularly challenged stocks. Cheaper segments of the market have been bid up rapidly in recent months by both foreign investor flows and purchases by the Government Pension Investment Fund (GPIF). Should the market’s advance become narrower in the coming months, as we expect it will, we are optimistic that our relative performance will improve.

MARKET AND ECONOMIC ENVIRONMENT

The Japanese government’s efforts to pull the country out of its two-decade pattern of stagnation continued to bear fruit. Central to the package of reforms known as “Abenomics”—named after Prime Minister Shinzo Abe—has been massive bond purchases by the central bank, designed to drive down the yen and interest rates while spurring inflation. Having already fallen sharply against the U.S. dollar, the yen’s decline accelerated at the start of our reporting period, leaving a broad imprint on the Japanese economy. The weak currency provided an immediate boost to Japan’s massive export sector while simultaneously causing the prices of many imported goods to increase, adding to inflationary pressures. Offsetting this, households saw some relief in falling energy prices that has been adding to consumption power. Beginning in November, the currency stabilized at roughly 120 yen to the dollar—versus under 80 three years ago—but the impact of the weaker yen continued to be felt by both businesses and consumers.

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

Another important element of Abenomics has been the effort to tackle the structural challenges facing the Japanese economy, including the aging population, weak wage gains, low workforce participation by women, immigration restrictions, and its fiscal deficit. On this latter point, after an increase in the consumption tax in April 2014 took a larger bite out of spending than expected, the government postponed a further increase in December and called a snap election in order to confirm the prime minister’s reform mandate. Importantly, the Abe administration has been applying intense pressure on corporations to raise wages in order to support consumption and fight deflation. Bonuses and overtime payments have increased, and growth in real base wages finally appears to be emerging, thanks in part to low energy prices. The government has also announced incentives to encourage women and foreign workers to enter the workforce.

Investors in Japan have also benefited from more targeted efforts to spur the markets and the economy. Late in 2014, the Government Pension Investment Fund announced that it was substantially increasing its allocation to equities, providing an immediate boost to stock prices. The government also took steps to improve corporate governance by encouraging conservative Japanese companies to unlock stockpiles of cash reserves and emphasize the maximization of returns for shareholders. The GPIF has focused its equity buying on the new TOPIX 400 Index, which selectively lists companies that maintain a superior level of return on equity and thereby demonstrate a focus on profitability gains and governance issues. Partly as a result of the government’s pressure, dividend payments and share buybacks are growing faster than in any other major market.

PORTFOLIO REVIEW AND STRATEGY

The fund saw good results from a wide range of its holdings, but many of its top performers were companies that have taken steps to become more responsive to shareholders. The stock of industrial robots manufacturer FANUC gained after the company announced that it was going to create an investor relations department while increasing its payout ratio (the portion of earnings returned to shareholders) from roughly 30% to 80%. Similarly, the stock of personal products maker Pola Orbis Holdings advanced despite somewhat disappointing earnings following an increase in its dividend. The stock of Toyota Motor, which was our second-largest contributor, benefited from the weak yen but got a further boost from the announcement of an increased dividend. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

In other cases, the weak yen combined with strong execution to drive performance. Hoshizaki Electric, which makes professional-grade kitchen equipment, saw improved overseas earnings from the weak yen but also outperformed as investors began to appreciate its steady growth and high-quality characteristics. Pigeon, a leading manufacturer of baby bottles and breastfeeding equipment, performed well as the company expanded its market share in the U.S. and Europe, and investors noted the company’s leading position in China, where operating margins are high. The weak yen also drove good gains for tire maker Bridgestone.

We saw very good results from drugmaker Eisai, which owns 50% of a new Alzheimer’s drug that is in development with U.S. biotechnology firm Biogen. The drug is on a fast-track development for approval, which would roughly double Eisai’s revenues if it occurs. CyberAgent is both a leading Internet advertising agency in Japan and a developer of mobile games. The company’s stock gained following news that one of CyberAgent’s major investments, CrowdWorks, was considering expanding its business helping clients farm out work to freelancers over the Internet into the U.S. and Asia.

While our contributors often reflected the promising changes taking place in Japan, many of our detractors reflected the challenges that remain. We are significantly underweight in the secularly challenged banking sector, but within our holdings, Sumitomo Mitsui Financial and Sumitomo Mitsui Trust Holdings reported disappointing earnings and weighed on results before we eliminated them from the portfolio. We also eliminated positions in insurer Sony Financial and consumer finance firm AEON Financial Service.

In the case of other poor recent performers, we are sticking with our investments in anticipation of improving execution and markets. Telecommunications firm SoftBank has suffered from its acquisition of U.S. carrier Sprint, but the valuation is low enough that we think there is room for appreciation once the issues surrounding acquisition are resolved. The stock has also been hit by SoftBank’s significant holding of China’s Alibaba, which has fallen back following its highly successful initial public offering. Some of our real estate holdings, including development company Mitsubishi Estate and mortgage lender Credit Saison, have felt the impact of waning enthusiasm for property-related stocks. Stocks and land prices surged in the first rush of enthusiasm for Abenomics, but weak wage gains and falling spending activity following the consumption tax increase have soured the outlook of many. We believe the fundamentals for Japanese real estate remain solid, however. Hitachi Metals and sister technology firm Hitachi were both among our top 10 detractors on weak earnings.

Our recent purchases have reflected our emphasis on seeking a range of opportunities in the Japanese market. We are making a direct bet on improvement in the labor market through our recent purchase of professional services firm Recruit Holdings, which should do well as declining unemployment leads to increasing job turnover. In addition, we made a new investment in electronic equipment manufacturer THK, which should benefit from growing U.S. demand. We also added to companies left behind in the market rally, including a new position in materials and energy conglomerate Mitsubishi. The company trades well below its book value, implying that return on equity will be minimal over the coming decade. We do not believe that is the case, and we are encouraged as well by the company’s recent stock buyback, which suggests that management is heeding the call to be more shareholder friendly. We also sense the possibility of a turnaround at Nintendo, which is branching out into the growing market of mobile phone gaming.

OUTLOOK

We remain bullish on Japan. The market’s detractors point out that Japanese stocks have come a long way in three years, while economic growth has improved only moderately. What they ignore is that corporate profits have expanded even faster than stock prices, meaning that multiples (such as price-to-earnings ratios) in Japan have actually come down in the past few years. This is in strong contrast to Europe, for example, where multiples have risen as stock prices have increased while profits have fallen. Moreover, improvements in corporate governance and structural reform in Japan are only in their early stages, meaning that profits have further room to grow. Finally, the significant shift toward equities by both the Government Pension Investment Fund and the Japan Post provides a structural support to the market, as there are very large buyers ready to step in on any weak days.

Foreign buyers, such as our fund, may be in a particularly favorable position. The yen appears unlikely to weaken much further from its current level of roughly 120 to the U.S. dollar, meaning that the currency headwind we faced over the past year should dissipate. At the same time, however, the benefits of a weak (but not weakening) yen are just now beginning to flow through to companies’ bottom lines as they harvest gains in market share and as operational leverage improves. Our goal in the coming months will be to find the firms best positioned to compound earnings while avoiding the lower-quality stocks that have been carried upward in the broad rally. We are optimistic that our careful fundamental research into these businesses will be rewarded.

We would caution that Japan remains heavily exposed to the global economic cycle, and unexpected weakness in the U.S. and China would take a toll on the country. But we believe that valuations and the prospects for domestic growth make Japan among the best-positioned markets in the world at the current time—a perspective that T. Rowe Price has not often been able to share with investors over the 23 years we have run the portfolio.

Respectfully submitted,

Archibald Ciganer
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 15, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

TOPIX Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

TOPIX Small Index: Tracks the performance of smaller shares within the TOPIX Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Toyota Motor	4.7%
SoftBank	3.1
Nippon Telegraph & Telephone	3.1
NTT DoCoMo	2.6
Takeda Pharmaceutical	2.5
Tokio Marine Holdings	2.4
Murata Manufacturing	2.3
Mitsubishi	2.2
Japan Tobacco	2.2
Honda Motor	2.2
FANUC	2.1
Mitsubishi UFJ Financial	2.0
Mitsubishi Electric	1.8
Astellas Pharma	1.8
Sumitomo	1.7
Olympus	1.7
Suntory Beverage & Food	1.5
Isuzu Motors	1.5
Daikin Industries	1.5
Nakanishi	1.5
Recruit Holdings	1.5
Mabuchi Motor	1.5
Zenkoku Hosho	1.4
FamilyMart	1.4
FUJIFILM Holdings	1.4
Total	51.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
JAPAN 97.1%		
COMMON STOCKS 97.1%		
Automobiles & Transportation Equipment 13.6%		
Bridgestone	91,600	3,827
Honda Motor	197,600	6,681
Isuzu Motors	356,900	4,729
Jamco	73,700	2,106
Nippon Seiki	154,000	3,086
Nissan Motor	348,400	3,608
Suzuki Motor	110,800	3,581
Toyota Motor	210,400	14,616
Total Automobiles & Transportation Equipment		42,234
Banks 3.1%		
Ashikaga Holdings	801,500	3,355
Mitsubishi UFJ Financial	899,900	6,349
Total Banks		9,704
Commercial & Wholesale Trade 5.8%		
Daiichikosho (1)	91,300	2,938
Mitsubishi	317,700	6,868
Sumitomo	440,100	5,201
Toyota Tsusho	116,600	2,997
Total Commercial & Wholesale Trade		18,004
Construction & Materials 2.6%		
Rinnai	15,400	1,171
Sanwa Holdings	478,500	3,606
SHO-BOND Holdings	43,300	1,910
Sumitomo Densetsu	123,100	1,486
Total Construction & Materials		8,173
Electric Appliances & Precision Instruments 13.8%		
FANUC	29,900	6,540
Hitachi	393,000	2,678
Keyence	7,500	4,008

Mabuchi Motor	77,000	4,562
Mitsubishi Electric	433,000	5,612
Murata Manufacturing	50,800	7,168
Nakanishi	126,000	4,678
Nikkiso (1)	153,300	1,428
Nippon Ceramic	77,500	1,115
Olympus	143,700	5,182
Total Electric Appliances & Precision Instruments		42,971
Financials ex-Banks 6.0%		
Credit Saison	146,500	2,770
ORIX	259,600	3,970
Tokio Marine Holdings	185,900	7,579
Zenkoku Hosho	117,300	4,323
Total Financials ex-Banks		18,642
Foods 3.7%		
Japan Tobacco	194,100	6,791
Suntory Beverage & Food	112,400	4,787
Total Foods		11,578
IT & Services & Others 18.7%		
CyberAgent	47,800	2,288
GMO Payment Gateway	44,400	1,144
Hikari Tsushin	48,700	3,251
Miraca Holdings	38,700	1,927
Nintendo	19,100	3,225
Nippon Kanzai	62,200	1,503
Nippon Telegraph & Telephone	143,400	9,665
NTT DOCOMO	459,500	8,165
Pigeon	130,500	3,440
Recruit Holdings	138,500	4,669
SMS	324,200	3,950
SoftBank	155,500	9,718
TechnoPro Holdings (2)	62,600	1,724

Temp Holdings	67,900	2,156
Yumeshin Holdings (1)	194,400	1,324
IT & Services & Others		58,149
Machinery 7.6%		
Daikin Industries	70,000	4,712
Fujitec (1)	342,400	3,746
Hoshizaki Electric	68,800	4,054
Mitsubishi Heavy Industries	691,000	3,839
Nabtesco	134,400	3,696
THK	142,100	3,586
Total Machinery		23,633
Pharmaceutical 6.4%		
Astellas Pharma	350,700	5,459
Eisai	62,900	4,191
Rohto Pharmaceutical	159,500	2,291
Takeda Pharmaceutical	152,900	7,855
Total Pharmaceutical		19,796
Raw Materials & Chemicals 5.3%		
FUJIFILM Holdings	112,300	4,242
Nifco	47,700	1,690
Nihon Nohyaku	153,800	1,614
Nihon Parkerizing	174,900	1,986
Nippon Kayaku	146,000	1,762
Pola Orbis Holdings	69,600	3,602
Sekisui Jushi	117,200	1,560
Total Raw Materials & Chemicals		16,456
Real Estate 2.8%		
Hoshino Resorts REIT	188	2,266
Mitsubishi Estate	169,000	3,973
Tokyo Tatemono	340,000	2,471
Total Real Estate		8,710

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2015, the value of loaned securities was $3,779,000; the value of cash collateral and related investments was $4,010,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $76,845,000 and $93,048,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2014, the fund had $74,500,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At April 30, 2015, the cost of investments for federal income tax purposes was $271,887,000. Net unrealized gain aggregated $41,408,000 at period-end, of which $45,549,000 related to appreciated investments and $4,141,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $48,000 for Price Associates; $107,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $40,000 of Spectrum Funds’ expenses, of which $28,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2015, approximately 25% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price International Ltd, Tokyo Branch (Subadvisors) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were both above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015